SCUDDER
INVESTMENTS (SM)
[LOGO]

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EQUITY/VALUE
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Scudder Large
Company Value Fund










Semiannual Report
January 31, 2001

A fund seeking maximum long-term capital appreciation through a value-oriented investment approach.

Contents
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                     4   Letter from the Fund's President

                     6   Performance Update

                     8   Portfolio Summary

                    10   Portfolio Management Discussion

                    15   Glossary of Investment Terms

                    16   Investment Portfolio

                    20   Financial Statements

                    23   Financial Highlights

                    25   Notes to Financial Statements

                    32   Officers and Trustees

                    33   Investment Products and Services

                    35   Account Management Resources

Scudder Large Company Value Fund

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Class AARP                     ticker symbol SLCOX               fund number 249

Class S                        ticker symbol SCDUX               fund number 049
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Date of Inception:    o    Value stocks posted strong performance during the six
11/21/66                   months ended January 31, 2001, as the decline in
                           growth stocks -- and the technology sector in
Total Net Assets as        particular-- acted as a catalyst for improved
1/31/01 -- market.         performance in other areas of the of

Class AARP:           o    The Class S shares of Scudder Large Company Value
$3.7 million               Fund, which remained true to its investment
                           discipline even when value stocks were out of favor,
Class S:                   were positioned to benefit from the sector's
$2,377.7 million           recovery. During the six-month period the fund
                           outperformed its unmanaged benchmark -- the Russell
                           1000 Value Index-- and finished in the top 14% of funds in the Large-Cap Value category, according to Lipper, Inc.^1

^1 Scudder Large Company Value Fund's Class S shares ranked in the 14th, 13th, 59th, and 51st percentiles for the 6-month, 1-, 5-, and 10- year periods as of January 31, 2001. There were 425, 396, 176, and 60 funds, respectively, in Lipper's Large-Cap Value category during these periods. Performance includes reinvestment and capital gains and is no guarantee of future results. Source: Lipper, Inc. as of January 31, 2001.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

During the latter part of the 1990s, value stocks generally produced a lackluster performance as investors turned their attention to the exciting stories and stellar earnings growth of stocks in the "new economy." In a momentum-driven environment where valuations no longer seemed to matter, growth stocks made headlines with enormous gains. At the same time, many value stocks languished despite being attractive on the basis of traditional measures such as price-to-earnings and price-to-cash flow ratios.

Throughout the past year, however, we witnessed a distinct shift in the investment climate. As the high-flying growth sectors fell back to earth, investors began to search for stocks with more reasonable valuations. Such issues are generally viewed as having lower downside risk, and therefore appear to be more attractive in a negative market environment. As a result, the Russell 1000 Value Index produced a twelve-month return of 11.05% through January 31, versus a loss of -12.98% for the Russell 1000 Growth Index. This divergence underscores our long-standing view that investors should maintain adequate exposure to both groups, since it is difficult to tell which will be in favor during any given period.

Scudder Large Company Value Fund's Class S shares produced a strong performance in this environment. During the six months ended January 31, 2001, the fund's 13.99% return outpaced the 10.79% gain of its unmanaged benchmark, the Russell 1000 Value Index. The fund also performed well against its peers, finishing in the top 14% of large-cap value funds over the six-month period, according to Lipper, Inc. In the Portfolio Management Discussion that begins on page 10, Lead Portfolio Manager Lois Roman talks about her investment approach and how it generated these favorable results.

Thank you for your continued investment in Scudder Large Company Value Fund. For current information on the fund or your account, visit our Web site. There you will find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling our toll-free number.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Large Company Value Fund

Performance Update
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                                                                January 31, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

      Scudder Large Company Value Fund        Russell 1000
               -- Class S                     Value Index*

          '91    10000                           10000
          '92    13215                           11942
          '93    14471                           13963
          '94    16919                           16636
          '95    15133                           16192
          '96    20863                           22409
          '97    25245                           27717
          '98    31482                           35232
          '99    35521                           41659
          '00    35380                           42922
          '01    41555                           47663

                         Yearly periods ended January 31

------------------------------------------------------------------------------------
Fund Index Comparison
------------------------------------------------------------------------------------
                                                                        Total Return
                               Growth of                                   Average
Period ended 1/31/2001          $10,000             Cumulative             Annual
------------------------------------------------------------------------------------
Scudder Large Company Value Fund -- Class S
------------------------------------------------------------------------------------
1 year                         $  11,745               17.45%               17.45%
------------------------------------------------------------------------------------
5 year                         $  19,918               99.18%               14.78%
------------------------------------------------------------------------------------
10 year                        $  41,555              315.55%               15.31%
------------------------------------------------------------------------------------
Russell 1000 Value Index*
------------------------------------------------------------------------------------
1 year                         $  11,105               11.05%               11.05%
------------------------------------------------------------------------------------
5 year                         $  21,269              112.69%               16.27%
------------------------------------------------------------------------------------
10 year                        $  47,663              376.63%               16.89%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER LARGE COMPANY VALUE FUND -- CLASS S TOTAL RETURN (%) AND RUSSELL 1000 VALUE INDEX* TOTAL RETURN (%)

BAR CHART DATA:

                         Yearly periods ended January 31

------------------------------------------------------------------------------------
                1992  1993   1994   1995   1996   1997  1998   1999   2000   2001
------------------------------------------------------------------------------------
Fund Total
Return (%)      32.15  9.51  16.92 -10.56  37.87  21.00 24.71  12.83   -.40  17.45
------------------------------------------------------------------------------------
Index Total
Return (%)      19.42 16.92  19.14  -2.67  38.40  23.69 27.11  18.24   3.03  11.05
------------------------------------------------------------------------------------
Net Asset Value
($)             19.87 20.37  21.18  18.22  21.40  23.17 26.79  27.93  26.02  27.46
------------------------------------------------------------------------------------
Income
Dividends ($)     .22   .10     --     --    .08    .16   .24    .18    .39    .32
------------------------------------------------------------------------------------
Capital Gains
Distributions
($)               .98  1.25   2.62    .73   3.50   2.48  1.86   2.10   1.45   2.81
------------------------------------------------------------------------------------

* The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     On February 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Capital Growth Fund.

     On October 2, 2000, existing shares of the Fund were redesignated as Class
     S. In addition, the Fund commenced offering Class AARP. The total return information provided is for the Fund's Class S shares.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
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                                                                January 31, 2001

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

                                                           As always, management
                                                          seeks to stay as close
                                                            to fully invested as
                                                                       possible.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Common Stocks               96%
    Cash Equivalents             4%
------------------------------------
                               100%
------------------------------------


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 4% Cash Equivalents)

                                                          The fund was helped by
                                                                 its position in
                                                               cyclicals and its
                                                                  underweighting
                                                               in technology. On
                                                              the negative side,
                                                         performance was hurt by
                                                                 its holdings in
                                                            large pharmaceutical
                                                          companies and consumer
                                                                 staples stocks.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Financial                   25%
    Energy                      12%
    Health                      10%
    Consumer Staples            10%
    Communications               9%
    Technology                   7%
    Manufacturing                7%
    Durables                     4%
    Utilities                    4%
    Other                       12%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(28% of Portfolio)

                                                         The fund's top holdings
                                                            reflect management's
                                                           focus on companies it
                                                                  believes to be
                                                                well-managed and
                                                            attractively valued.

  1.     Exxon Mobil Corp.
         Provider of oil internationally

  2.     Citigroup, Inc.
         Provider of diversified financial services

  3.     Verizon Communications Inc.
         Provider of telecommunication services

  4.     BellSouth Corp.
         Provider of telecommunications services

  5.     SBC Communications, Inc.
         Provider of telecommunication services

  6.     American Home Products Corp.
         Manufacturer and retailer of consumer health care products

  7.     J.P. Morgan Chase & Co.
         Provider of global financial and retail banking services

  8.     Bank of America Corp.
         Provider of commercial banking services

  9.     FleetBoston Financial Corp.
         Provider of commercial banking services

 10.     Allstate Corp.
         Provider of property, liability and life insurance




For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                January 31, 2001

In the following interview, Lead Portfolio Manager Lois Roman discusses the recent market environment and the investment strategy of Scudder Large Company Value Fund during the six-month period ended January 31, 2001.

Q: How would you characterize the divergence that has existed between growth and value stocks?

A: The relationship between growth and value stocks has been interesting to watch not just for the past few months, but also for several years. In 1999, we witnessed the worst performance for value relative to growth since the 1970s. And 1998 wasn't very favorable to value investors, either. As large growth companies were afforded higher and higher valuations, they left the rest of the market behind. The market turned a blind eye to traditional fundamentals, as investors poured into a small group of stocks being driven by short-term momentum investing rather than strong company fundamentals. By the end of 1999 and the first quarter of 2000, we had a very narrow market where only a small group of large-cap and technology stocks were providing strong returns. This environment was frustrating for value investors since the quality of many companies was not being reflected in their stock price performance.

In March 2000, investors became skittish about the huge disparity in valuation between the market leaders and the broader market. They began selling their highly valued technology and Internet stocks en masse, opting for companies with experienced management, good balance sheets and long-term records of strong earnings. In short, investors once again began to consider company fundamentals as part of their investment criteria.

A tug-of-war between value stocks and growth and technology stocks continued throughout calendar year 2000 and into the new year. Ultimately technology stocks endured deep losses, which led to a broadening of market leadership. Rather than a market where only large-caps and technology stocks were rising, other sectors -- such as small-caps, mid-caps, and value stocks -- began to appreciate. In January, growth stocks rallied strongly, buoyed by gains in technology and optimism fueled by the Federal Reserve Board's interest rate cut, but didn't erase the gains of value stocks over the last six to nine months.

Q: How did the fund perform in this improved climate?

A: We're extremely pleased with the fund's performance. During the six months ended January 31, 2001, the Class S shares of the fund gained 13.99%, ahead of the 10.79% return of its benchmark, the Russell 1000 Value Index. The fund also finished in the top 14% of the Large-Cap Value Fund category (ranked 58 out of 425 funds) for the six-month period, according to Lipper, Inc. We believe that the fund's strong showing can be attributed to the fact that we remained true to our value discipline even when it was deeply out of favor. Because we "stuck to our knitting," the fund benefited immediately from the rally in value stocks that took place during the period.

Q: What helped and hurt the fund's performance during the past six months?

A: Several factors drove the fund's strong relative performance compared to the Russell 1000 Value Index.

o We built the fund's position in cyclical (economically sensitive) stocks in early fall, just prior to the start of a rally in that area that lasted through the end of 2000. Our stock selection within the area was strong. Fund holdings John Deere, International Paper, and Burlington Northern were all outstanding performers. In January, however, the performance in these stocks paused as technology and growth stocks regained leadership.

o We were also lucky enough to sidestep a few disaster areas. The fund's underweight position in technology helped performance relative to its benchmark and the overall market. Additionally, its underweight position in long-distance companies and the auto-related sector served the fund well as these areas fell from grace during the period.

A few areas hampered the fund's performance, particularly its defensive holdings in health care and consumer staples.

o Large drug company holdings were a drain on performance. However, we still have confidence in their growth potential and their defensive properties (i.e., their ability to hold up well in a down market), which we believe will help the fund if market volatility continues.

o After strong performance early in 2000, our consumer staples stocks posted lackluster returns during the six-month period. ("Consumer staples" refers to products purchased by consumers on a regular basis, such as food and beverages.) We believe this pause in performance is temporary, and we look for improved performance in the coming months.

Q: Financial stocks represent the largest portion of the fund's assets. Would you comment on their performance over the six-month period?

A: For most of the period we focused the fund's financial holdings in insurance stocks, which performed quite well. Some of the strongest performance came from insurers Cigna, Hartford, and St. Paul. Although we still like this industry, we've reduced our position somewhat to lock in profits and because we believe that growth in the insurance stocks may begin to slow.

Late in the period, the fund benefited from strong performance by brokerage firms and banks. We have begun to focus our energies on looking for more attractive opportunities within these types of companies. We had stayed away from banks early in the period because we were uncomfortable with the mergers taking place, and believed that the rising interest rate environment early in 2000 was continuing to dampen performance. By the end of the reporting period, it seemed as if some of the newly consolidated banks were beginning to reap some efficiencies.

Bank of America is a good example of a large bank that seems to have emerged from most of its previous integration difficulties with a more focused strategy. We believe the company has more room to restructure its balance sheet, which should continue to help performance. Although it is currently struggling with some credit issues, we believe that it has great growth potential over the longer term.

With consolidation issues improving and the Fed's rate cut in January, we have renewed optimism in many bank stocks. We're selectively adding to some of the fund's existing holdings and looking for new investment opportunities within the industry.

Q: How do you select stocks for the fund?

A: As value investors, we search the marketplace for undervalued stocks and we won't pay a premium for any stock in the pursuit of short-term gains. Our investment process can be broken down into three steps:

First, we rely heavily on a proprietary quantitative model developed at Scudder. We define the fund's investment universe as the 1,000 securities in the Russell 1000 Index -- a group of 1,000 large-cap stocks that is not available for direct investment. Our model looks at five measures of a stock's value and ranks the stocks in the Russell 1000 based on these criteria. Each stock is then placed in one of 10 groups (deciles). The cheapest 40 percent of those stocks -- the four most attractive deciles -- are issues we may consider adding to the portfolio. The most expensive 20 percent are those we would consider selling. Everything else is typically held if it is already in the portfolio and the positive investment thesis remains intact.

Next, our internal research analysts provide us with qualitative assessments of the 400+ stocks that generally pass the screen. We discuss each company's management strategy with our analysts, who provide their outlook for the internal business model of the companies. Our analysts sift through those names to figure out which ones appear likely to offer the strongest upside potential and which ones we should avoid because they may simply get cheaper over time.

Last, we try to assess the risk factors associated with the companies we consider to be candidates for purchase. Questions we may ask at this stage include: Will the direction of interest rates affect a company's performance? How may a stock perform if there is a downturn or an uptick in the economy? Does it complement the other holdings in the portfolio? Would its addition tilt the portfolio in an area that might increase overall portfolio risk? Our consideration of these factors helps reduce the overall risk profile of the fund.

Q: What is your outlook for value stocks in the wake of the sector's strong move over the past several months?

A: We have a great deal of confidence that value will continue to do well in 2001. However, this performance will likely be accompanied by continued market volatility. We feel that financials -- particularly banks -- are inexpensive. Many cyclical companies, while trading at higher prices than their lows last year, are at extremely attractive valuations -- particularly for investors willing to focus on the longer term and wait for an economic recovery. We are encouraged by these opportunities, and feel that they will provide a strong underpinning for the value style as the year progresses.

It's possible, however, that the entire market will weaken if the economy continues to slow or slips into a recession. We plan to keep the fund positioned defensively with meaningful positions in health care, consumer staples, and energy stocks. We'll continue to be cautious on technology, as it is unclear when the sector will experience a sustained bounce back. Despite the market's volatility, we're optimistic about the prospects for value stocks and anticipate solid fund returns.

Glossary of Investment Terms
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       Consolidation  The reduction in the number of companies in a particular industry, brought about by merger and acquisition activity.

     Cyclical Stocks  Companies whose earnings are closely tied to the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

  Momentum Investing  The practice of investing in the market's top performing stocks in order to capture additional upward movements in their prices.

      Price/Earnings Price of a stock divided by its earnings per share. A (P/E) Ratio (also widely used gauge of a stock's valuation that indicates
"earnings multiple")  what investors are paying for a company's earnings on a per share basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.

         Value Stock  A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

           Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.


(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                          as of January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
                                                          Principal
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 4.4%
--------------------------------------------------------------------------------

 State Street Bank Repurchase Agreement, 5.63%,
    to be repurchased at $107,153,755 on
    2/1/2001** (Cost $107,137,000) .............     107,137,000    107,137,000

                                                         Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 95.6%
--------------------------------------------------------------------------------

 Consumer Discretionary 3.2%
 Department & Chain Stores
 Lowe's Cos., Inc. .............................         600,200      32,080,690
 Target Corp. ..................................       1,164,000      44,208,720
                                                                     -----------
                                                                      76,289,410
                                                                     -----------
 Consumer Staples 9.6%
 Consumer Electronic & Photographic 1.2%
 Eastman Kodak Co. .............................         648,900      28,305,018
                                                                     -----------

 Food & Beverage 5.2%
 H.J. Heinz Co. ................................       1,128,400      49,412,636
 PepsiCo, Inc. .................................         553,400      24,388,338
 Sara Lee Corp. ................................         807,800      17,157,672
 Unilever NV (New York shares) .................         612,585      34,647,808
                                                                     -----------
                                                                     125,606,454
                                                                     -----------
 Package Goods/Cosmetics 3.2%
 Gillette Co. ..................................       1,291,900      40,849,878
 Procter & Gamble Co. ..........................         518,400      37,241,856
                                                                     -----------
                                                                      78,091,734
                                                                     -----------
 Health 10.0%
 Biotechnology 1.5%
 Biogen, Inc.* .................................         569,900      36,758,550
                                                                     -----------

 Pharmaceuticals 8.5%
 American Home Products Corp. ..................       1,105,500      65,335,050
 Bristol-Myers Squibb Co. ......................         805,000      49,821,450
 Eli Lilly and Co. .............................         508,200      40,046,160
 Pharmacia Corp. ...............................         864,759      48,443,799
                                                                     -----------
                                                                     203,646,459
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                                                         Shares       Value ($)
--------------------------------------------------------------------------------

 Communications 8.8%
 Telephone/Communications
 BellSouth Corp. ...............................       1,645,900      69,374,685
 SBC Communications, Inc. ......................       1,417,100      68,516,785
 Verizon Communications Inc. ...................       1,363,000      74,896,850
                                                                     -----------
                                                                     212,788,320
                                                                     -----------
 Financial 24.2%
 Banks 14.7%
 Bank of America Corp. .........................       1,087,728      58,541,521
 Bank One Corp. ................................         437,000      17,130,400
 FleetBoston Financial Corp. ...................       1,248,154      54,094,994
 J.P. Morgan Chase & Co. .......................       1,103,140      60,661,669
 Mellon Financial Corp. ........................         811,600      37,820,560
 PNC Financial Services Group ..................         415,700      30,770,114
 Wachovia Corp. ................................         445,700      30,285,315
 Wells Fargo & Co. .............................         925,800      47,687,958
 Zions Bancorporation ..........................         326,500      18,243,188
                                                                     -----------
                                                                     355,235,719
                                                                     -----------
 Consumer Finance 3.5%
 Citigroup, Inc. ...............................       1,514,630      84,773,841
                                                                     -----------

 Insurance 4.7%
 Allstate Corp. ................................       1,355,200      52,690,176
 CIGNA Corp. ...................................         272,700      30,310,605
 Hartford Financial Services Group, Inc. .......         464,300      28,554,450
                                                                     -----------
                                                                     111,555,231
                                                                     -----------
 Other Financial Companies 1.3%
 Federal National Mortgage Association .........         426,100      31,608,098
                                                                     -----------

 Media 2.0%
 Advertising 1.1%
 Omnicom Group, Inc. ...........................         292,500      26,705,250
                                                                     -----------

 Broadcasting & Entertainment 0.9%
 Walt Disney Co. ...............................         666,600      20,297,970
                                                                     -----------

 Service Industries 2.0%
 Investment
 Lehman Brothers Holdings, Inc. ................         341,000      28,057,480


    The accompanying notes are an integral part of the financial statements.

                                                          Shares       Value ($)
--------------------------------------------------------------------------------

 Merrill Lynch & Co., Inc. .......................        288,600     20,923,500
                                                                      ----------
                                                                      48,980,980
                                                                      ----------
 Durables 4.2%
 Aerospace 2.5%
 Lockheed Martin Corp. ...........................      1,416,100     49,110,348
 United Technologies Corp. .......................        151,400     11,351,972
                                                                      ----------
                                                                      60,462,320
                                                                      ----------
 Construction/Agricultural Equipment 1.7%
 Deere & Co. .....................................        966,500     41,482,180
                                                                      ----------

 Manufacturing 6.9%
 Chemicals 3.0%
 Dow Chemical Co. ................................        960,100     32,931,430
 E.I. du Pont de Nemours & Co. ...................        920,600     40,239,426
                                                                      ----------
                                                                      73,170,856
                                                                      ----------
 Containers & Paper 1.4%
 International Paper Co. .........................        862,000     33,316,300
                                                                      ----------

 Industrial Specialty 2.5%
 PPG Industries, Inc. ............................        691,000     31,910,380
 Sherwin-Williams Co. ............................      1,056,500     28,367,025
                                                                      ----------
                                                                      60,277,405
                                                                      ----------
 Technology 6.9%
 Diverse Electronic Products 0.9%
 Diebold, Inc. ...................................        431,000     12,714,500
 Harris Corp. ....................................        270,200      8,160,040
                                                                      ----------
                                                                      20,874,540
                                                                      ----------
 EDP Peripherals 1.4%
 Symbol Technologies, Inc. .......................        688,300     32,556,590
                                                                      ----------

 Electronic Components/Distributors 0.5%
 Avnet, Inc. .....................................        479,400     13,178,706
                                                                      ----------

 Electronic Data Processing 3.7%
 Compaq Computer Corp. ...........................      1,018,400     24,146,264
 Hewlett-Packard Co. .............................        742,400     27,275,776
 International Business Machines Corp. ...........        340,200     38,102,400
                                                                      ----------
                                                                      89,524,440
                                                                      ----------
 Military Electronics 0.4%
 Computer Sciences Corp.* ........................        139,500      9,011,700
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                                                  Shares       Value ($)
--------------------------------------------------------------------------------

 Energy 11.7%
 Oil & Gas Production 7.2%
 Exxon Mobil Corp. ........................     1,128,023    94,923,135
 Royal Dutch Petroleum Co. (New York shares)      825,300    49,806,855
 Texaco, Inc. .............................       426,600    26,193,240
                                                            -----------
                                                            170,923,230
                                                            -----------
 Oil Companies 1.3%
 Chevron Corp. ............................       381,100    31,738,008

 Oilfield Services/Equipment 3.2%
 BJ Services Company* .....................       316,200    24,752,136
 Baker Hughes, Inc. .......................       588,600    24,338,610
 Schlumberger Ltd. ........................       379,700    29,160,960
                                                            -----------
                                                             78,251,706
                                                            -----------
 Metals & Minerals 0.9%
 Steel & Metals
 Phelps Dodge Corp. .......................       468,300    21,729,120
                                                            -----------

 Transportation 1.0%
 Railroads
 Burlington Northern Santa Fe Corp. .......       806,400    24,683,904
                                                            -----------

 Utilities 4.2%
 Electric Utilities
 Allegheny Energy, Inc. ...................       353,100    16,111,953
 DTE Energy Co. ...........................       664,600    23,453,734
 Exelon Corp. .............................       319,100    19,308,741
 Mirant Corp. .............................       979,300    23,796,990
 FPL Group, Inc. ..........................       331,500    19,227,000
                                                            -----------
                                                            101,898,418
                                                            -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $1,746,596,350)                 2,303,722,457
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $1,853,733,350) (a)                              2,410,859,457
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $1,854,496,685. At January 31, 2001, net unrealized appreciation for all securities based on tax cost was $556,362,772. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $574,240,588 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,877,816.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2001 (Unaudited)
-----------------------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $1,853,733,350) ....................   $2,410,859,457
Cash .........................................................................              747
Receivable for securities sold ...............................................       20,085,259
Dividends receivable .........................................................        2,542,260
Interest receivable ..........................................................           16,755
Receivable for Fund shares sold ..............................................        3,810,515
                                                                                 --------------
Total assets .................................................................    2,437,314,993

Liabilities
-----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................       52,627,287
Payable for Fund shares redeemed .............................................        1,527,474
Accrued management fee .......................................................        1,019,251
Other accrued expenses and payables ..........................................          684,661
                                                                                 --------------
Total liabilities ............................................................       55,858,673
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $2,381,456,320
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................        2,705,031
Net unrealized appreciation (depreciation) on investments ....................      557,126,107
Accumulated net realized gain (loss) .........................................      127,999,616
Paid-in capital ..............................................................    1,693,625,566
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $2,381,456,320
-----------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($3,738,689 / 136,152
   outstanding shares of beneficial interest, $.01 par value, unlimited number   --------------
   of shares authorized) .....................................................   $        27.46
                                                                                 --------------
Class S
Net Asset Value, offering and redemption price per share ($2,377,717,631 /
   86,602,004 outstanding shares of beneficial interest, $.01 par value,         --------------
   unlimited number of shares authorized) ....................................   $        27.46
                                                                                 --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $139,009) .........   $  21,662,191
Interest ......................................................       2,531,612
                                                                  -------------
Total Income ..................................................      24,193,803
                                                                  -------------
Expenses:
Management fee ................................................       6,805,814
Administrative fee ............................................       2,243,039
Services to shareholders ......................................         935,472
Custodian and accounting fees .................................          38,016
Auditing ......................................................          19,653
Legal .........................................................          10,182
Trustees' fees and expenses ...................................          29,151
Reports to shareholders .......................................          77,020
Registration fees .............................................          49,103
Other .........................................................          20,466
                                                                  -------------
Total expenses, before expense reductions .....................      10,227,916
Expense reductions ............................................         (19,898)
                                                                  -------------
Total expenses, after expense reductions ......................      10,208,018
--------------------------------------------------------------------------------
Net investment income (loss)                                         13,985,785
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...................................................     193,282,825
Foreign currency related transactions .........................          82,922
                                                                  -------------
                                                                    193,365,747
                                                                  -------------
Net unrealized appreciation (depreciation) during the period
   on investments .............................................      81,475,188
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          274,840,935
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 288,826,720
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------
Statements of Changes in Net Assets
----------------------------------------------------------------------------------------

                                                    Six Months Ended        Year Ended
                                                    January 31, 2001         July 31,
Increase (Decrease) in Net Assets                     (Unaudited)             2000
----------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $    13,985,785    $    27,066,944
Net realized gain (loss) on investment
   transactions ...................................       193,365,747        200,084,789
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......        81,475,188       (357,371,269)
                                                      ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations ................................       288,826,720       (130,219,536)
                                                      ---------------    ---------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................           (15,351)              --
                                                      ---------------    ---------------
  Class S .........................................       (24,583,049)       (31,937,431)
                                                      ---------------    ---------------
Net realized gains:
  Class AARP ......................................          (134,805)              --
                                                      ---------------    ---------------
  Class S .........................................      (215,837,358)      (118,822,149)
                                                      ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .........................       302,251,452        504,584,013
Reinvestment of distributions .....................       221,601,999        141,135,599
Cost of shares redeemed ...........................      (268,624,926)      (841,931,226)
                                                      ---------------    ---------------
Net increase (decrease) in net assets from Fund
   share transactions .............................       255,228,525       (196,211,614)
                                                      ---------------    ---------------
Increase (decrease) in net assets .................       303,484,682       (477,190,730)
Net assets at beginning of period .................     2,077,971,638      2,555,162,368
Net assets at end of period (including
   undistributed net investment income of             ---------------    ---------------
   $2,705,031 and $13,317,646, respectively) ......   $ 2,381,456,320    $ 2,077,971,638
                                                      ---------------    ---------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------
                                                                           2001(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $29.03
                                                                          ----------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (b)                                           .07
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.49
                                                                          ----------
------------------------------------------------------------------------------------
  Total from investment operations 1.56 Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                                     (.32)
------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.81)
                                                                          ----------
------------------------------------------------------------------------------------
  Total distributions                                                      (3.13)
------------------------------------------------------------------------------------
Net asset value, end of period                                            $27.46
                                                                          ----------
------------------------------------------------------------------------------------
Total Return (%)                                                            5.27**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         4
------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .93*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .82*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   82*
------------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP) to January 31, 2001 (Unaudited).

(b)  Based on monthly average shares outstanding during the period.

*    Annualized

**   Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

----------------------------------------------------------------------------------------
                          2001(c)  2000(d)  1999(e)  1998(f) 1997(f) 1996(f)   1995(f)
----------------------------------------------------------------------------------------
Net asset value,
beginning of period      $26.81   $30.05   $25.65     $28.98  $22.64  $22.92    $19.54
                         ---------------------------------------------------------------
----------------------------------------------------------------------------------------
Income (loss) from
investment operations
----------------------------------------------------------------------------------------
  Net investment income
  (loss)                    .18(b)   .33(b)   .30(b)(g)  .36(b)  .38(b)  .36       .13
----------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions             3.60    (1.73)    6.38      (1.59)   8.60    2.94      3.98
                         ---------------------------------------------------------------
----------------------------------------------------------------------------------------
  Total from investment
  operations               3.78    (1.40)    6.68      (1.23)   8.98    3.30      4.11
----------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------
  Net investment income    (.32)    (.39)    (.18)      (.24)   (.16)   (.08)       --
----------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions (2.81)   (1.45)   (2.10)     (1.86)  (2.48)  (3.50)    (.73)
                         ---------------------------------------------------------------
----------------------------------------------------------------------------------------
  Total distributions     (3.13)   (1.84)   (2.28)     (2.10)  (2.64)  (3.58)     (.73)
----------------------------------------------------------------------------------------
Net asset value, end
of period                $27.46   $26.81   $30.05     $25.65  $28.98  $22.64    $22.92
                         ---------------------------------------------------------------
----------------------------------------------------------------------------------------
Total Return (%)          13.99**  (4.61)   26.79**    (4.54)  43.06   15.94     21.96
----------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)       2,378    2,078    2,555      1,997   2,213   1,651     1,492
----------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)      .90*     .95(h)   .87*       .88     .93     .92       .98
----------------------------------------------------------------------------------------
Ratio of expenses after
expense  reductions (%)     .90*     .94(h)   .87*       .88     .93     .92       .98
----------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)          1.23*    1.20     1.25*      1.25    1.51    1.62       .62
----------------------------------------------------------------------------------------
Portfolio turnover rate
(%)                          82*      46       35*        40      43     151       154
----------------------------------------------------------------------------------------

(a)  On October 2, 2000 existing shares of the Fund were redesignated as Class
     S.

(b)  Based on monthly average shares outstanding during the period.

(c)  For the six months ended January 31, 2001 (Unaudited).

(d)  For the year ended July 31, 2000.

(e) For the ten months ended July 31, 1999. On June 7, 1999, the Fund changed the fiscal year end from September 30 to July 31.

(f)  For the year ended September 30.

(g) Net investment income per share includes non-recurring dividend income amounting to $.05 per share.

(h) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .94% and .94%, respectively (see Notes to Financial Statements).

*    Annualized   **   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Large Company Value (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On October 2, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $902,240,927 and $920,110,473, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ZSI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The Fund has agreed to pay to the Advisor a fee equal to an annual rate of 0.75% of the first $500,000,000 of average daily net assets, 0.65% of the next $500,000,000 of such net assets, 0.60% of the next $500,000,000 of such net assets, 0.55% of the next $500,000,000 of such net assets and 0.50% of such net assets in excess of $2,000,000,000 computed and accrued daily and payable monthly.

Effective October 2, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with ZSI. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $1,500,000,000 of the Fund's average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% on the next $1,000,000,000 of such net assets, 0.525% of the next $1,000,000,000 of such net assets, 0.50% of the next $1,000,000,000
of such net assets and 0.475% of such net assets in excess of $5,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended January 31, 2001, the fee pursuant to the Agreement and the Management Agreement aggregated $6,805,814, which was equivalent to an annual effective rate of 0.60% of the Fund's average daily net assets.

Administrative Fee. Effective October 2, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement the ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period October 2, 2000 through January 31, 2001, the Administrative Agreement expense charged to the Fund amounted to $2,293,741, of which $580,716 is unpaid at January 31, 2001. In addition, a one-time reduction of certain costs incurred in connection with the reorganization amounting to $50,702 on Class S is included in the Administrative fee on the Statement of Operations.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to October 2, 2000, the amount charged to the Fund by SSC amounted to $401,409, all of which is paid.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to October 2, 2000, the amount charged to the Fund by STC amounted to $293,989, all of which is paid.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to October 2, 2000, the amount charged to the Fund by SFAC aggregated $28,245, all of which is paid.

Effective October 2, 2000, the above fees will be paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended January 31, 2001, Trustees' fees and expenses aggregated $29,151.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI, but does not recommend specific mutual funds. Effective October 2, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows:
0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended January 31, 2001, the Fund's custodian fees were reduced by $7,615. Prior to October 2, 2000, transfer agent fees were reduced by $12,283.

Effective October 2, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

F. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder and certain of the affected funds.

H. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                            Six Months Ended                       Year Ended
                            January 31, 2001                     July 31, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* .......       146,687   $    4,104,681               --   $           --
Class S** .........    10,597,347      298,146,771       18,653,719      504,584,013
                                    $  302,251,452                    $  504,584,013

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* .......         5,288   $      146,628               --   $           --
Class S** .........     7,989,010      221,455,371        5,303,854      141,135,599
                                    $  221,601,999                    $  141,135,599

Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* .......       (15,823)   $    (430,306)               --   $           --
Class S** .........    (9,477,455)    (268,194,620)     (31,492,731)    (841,931,226)
                                     $(268,624,926)                    $(841,931,226)

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* .......       136,152   $    3,821,003               --   $           --
Class S** .........     9,108,902      251,407,522       (7,535,158)    (196,211,614)
                                    $  255,228,525                     $(196,211,614)

* For the period from October 2, 2000 (commencement of sales of Class AARP) to January 31, 2001.

**   On October 2, 2000, existing shares of the Fund were redesignated as Class
     S.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o  Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 William F. Glavin*
   o  Vice President

 James E. Masur*
   o  Vice President

 Lois Roman*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 Robert D. Tymoczko*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary


 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       33

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS
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